6a. INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
A. Income Taxes Tables
Computed "expected" benefit	$ (6,538,843)	$ (773,000)
Effect of state income taxes, net of federal benefit	(769,276)	(136,000)
Effect of change in tax rates	0	(280,760)
Pre-acquisition losses	0	640,000
Stock based compensation and other permanent differences	4,577,831	0
Increase in valuation allowance	2,730,288	549,760
Total	$ 0	$ 0